SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                      Date of Report:    November 17, 1999

              Date of Earliest Event Reported:  November 16, 1999


                               TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


               1-7258                            75-1475224
               ------                            ----------
      (Commission File Number)       (IRS Employer Identification No.)



                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600

ITEM 5.   OTHER EVENTS
          ------------

          (a) On November 16, 1999, Registrant issued a press release announcing that R. Earl Cox III has retired from his post as Chairman of the Board but will continue to serve on Tandycrafts Board of Directors.

               Tandycrafts reported that the Board of Directors elevated James
               D. Allen to President and Chief Operating Officer.

               Tandycrafts also announced that Phillip Greene has been named Vice President of Information Systems and Technology.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.
               --------

               Exhibit
               Number                     Description
               ---------------------------------------------------

                99 Registrant issued a press release announcing that R. Earl Cox III has retired from his post as Chairman of the Board but will continue to serve on Tandycrafts Board of Directors.

                         Tandycrafts reported that the Board of Directors elevated James D. Allen to President and Chief Operating Officer.

                         Tandycrafts also announced that Phillip Greene has been named Vice President of Information Systems and Technology.




                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                          TANDYCRAFTS, INC.


Date:  November 17, 1999                  By:/s/ Michael J. Walsh
                                             --------------------------
                                             Michael J. Walsh, President
                                             and Chief Executive Officer


Date:  November 17, 1999                  By:/s/ James D. Allen
                                             --------------------------
                                             James D. Allen, Executive Vice
                                             President and Chief Financial
                                             Officer